UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of the earliest event reported): October 29, 2018

BAUSCH HEALTH COMPANIES INC.
(Exact Name of Registrant as Specified in Its Charter)

British Columbia, Canada	001-14956	98-0448205
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)

2150 St. Elzéar Blvd. West, Laval, Québec, Canada H7L 4A8
(Address of Principal Executive Offices) (Zip Code)

(514) 744-6792
(Registrant's telephone number, including area code)

N/A
(Former name or former address, if changed since last report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b–2 of this chapter).

Emerging growth company	☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.
On October 29, 2018, the board of directors (the “Board”) of Bausch Health Companies Inc. (the “Company”), upon the recommendation of the Nominating and Corporate Governance Committee of the Board, appointed Dr. Andrew C. von Eschenbach as a director of the Board. Dr. von Eschenbach’s current term as director will expire at the Company’s 2019 annual shareholder meeting or upon his removal or resignation from the Board, whichever is earliest.

Since 2010, Dr. von Eschenbach has been the President of Samaritan Health Initiatives, Inc., a health care policy consultancy, and an Adjunct Professor at University of Texas MD Anderson Cancer Center. From September 2005 to January 2009, Dr. von Eschenbach served as Commissioner of the United States Food and Drug Administration (the “FDA”).  He was appointed Commissioner of the FDA after serving for four years as Director of the National Cancer Institute at the National Institutes of Health.  Dr. von Eschenbach earned a B.S. from St. Joseph’s University and a medical degree from Georgetown University School of Medicine in Washington, D.C. Dr. von Eschenbach, as a researcher, clinician and administrator, served for twenty six years at the University of Texas MD Anderson Cancer Center as Chairman of Urology, Director of the Prostate Cancer Research Program and Executive Vice President and Chief Academic Officer.

Dr. von Eschenbach will receive compensation as a non-employee director in accordance with the Company’s non-employee director compensation practices, as described in the Company’s Management Proxy Circular and Proxy Statement filed with the Securities and Exchange Commission on March 21, 2018. There are no arrangements or understandings between Dr. von Eschenbach and any other persons pursuant to which Dr. von Eschenbach was selected as a director, and there have been no transactions since the beginning of the Company’s last fiscal year, or are currently proposed, regarding Dr. von Eschenbach that are required to be disclosed pursuant to Item 404(a) of Regulation S-K.

Dr. von Eschenbach will serve as the chairperson of the Science and Technologies Committee of the Board.

A copy of the press release, dated October 30, 2018, announcing the appointment of Dr. von Eschenbach to the Board, is filed as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated herein by reference.

Item 9.01	Financial Statements and Exhibits.

(d)       Exhibits

Exhibit Number	Description
99.1	Press Release announcing the appointment of Andrew C. von Eschenbach to the Board of the Company, dated October 30, 2018.

Signatures

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

BAUSCH HEALTH COMPANIES INC.

By:	/s/ Christina Ackermann
	Name:	Christina Ackermann
	Title:	Executive Vice President and General Counsel
Date: October 31, 2018

EXHIBIT INDEX

Exhibit Number	Description
99.1	Press Release announcing the appointment of Andrew C. von Eschenbach to the Board of the Company, dated October 30, 2018.